Exhibit 4.6
THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M. NEW YORK CITY TIME, MAY, 2015 WARRANTS W REGENERX BIO PHARMACEUTICALS, INC. WARRANT CERTIFICATE CUSIP 75886X 11 6

SUBSCRIPTION FORM
To Be Executed by the Registered Holder in Order to Exercise Warrants
     The undersigned Registered Holder irrevocably elects to exercise                       Warrants represented by this Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that Certificates for such shares shall be issued in the name of

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)
and be delivered to

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below:

Dated:
(Signature)

(Address)

(Tax Identification Number)
Signature Guaranteed:
THE SIGNATURE TO THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR CHICAGO STOCK EXCHANGE.
ASSIGNMENT
To Be Executed by the Registered Holder in Order to Assign Warrants
FOR VALUE RECEIVED,                                                                                                                           hereby sell, assign and transfer unto

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)
and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)
                                                             of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitute and appoint

Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:
Signature
Signature Guaranteed:
THE SIGNATURE TO THE ASSIGNMENT OF THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR CHICAGO STOCK EXCHANGE.